UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2025
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On October 9, 2025, Editas Medicine, Inc. (the “Company”) issued a press release titled “Editas Medicine Reports In Vivo Proof-of-Concept Data for EDIT-401 at the European Society of Gene and Cell Therapy (ESGCT) 32nd Annual Congress,” a copy of which is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On October 9, 2025, at the 32nd Annual European Society of Gene and Cell Therapy Congress, the Company reported in vivo preclinical proof-of-concept data for EDIT-401, an experimental, potential best-in-class, one-time therapy to significantly reduce LDL-cholesterol (“LDL-C”) through upregulation of the LDL receptor (“LDLR”).
In preclinical studies in non-human primates, EDIT-401 achieved LDL-C reductions in non-human primates equal to or exceeding 90% within 48 hours of a single dose. EDIT-401 also achieved LDL-C reductions equal to or exceeding 90% in mice with high baseline LDL-C and reduced LDLR function. LDL-C reductions were maintained in mouse models in a three-month study.
The Company’s EDIT-401 therapeutic strategy includes the use of a CRISPR/Cas9 nuclease and dual guide RNAs with lipid nanoparticle delivery to disrupt negative regulatory elements in the 3’ UTR, increasing mRNA stability enabling potent LDLR upregulation. The Company observed that the LDL-C reductions following EDIT-401 treatment were achieved with an at least six-fold mean increase in LDLR protein in the non-human primate liver, requiring only a moderate level of functional editing of LDLR alleles.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on October 9, 2025*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit shall be deemed to be furnished and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: October 9, 2025	By:	/s/ Amy Parison
Amy Parison
Chief Financial Officer